Exhibit 99.1

Abpro Holdings Announces Submission of an IND Application to Initiate a Phase 1 Clinical Trial of T cell engager ABP-102/CT-P72 for HER2-positive Cancers

IND submitted for ABP-102/CT-P72, a HER2 × CD3 T cell engager, with preclinical studies demonstrating enhanced HER2-high tumor selectivity and a favorable safety profile

ABP-102/CT-P72 represents Abpro’s first IND submission for a phase 1 trial in a solid tumor indication, and is being co-developed by Abpro and Celltrion, Inc.

BURLINGTON, Mass., Dec. 15, 2025 – Abpro Holdings, Inc. (Nasdaq: ABP, “Abpro”), a biotechnology company developing novel breakthrough therapeutics for solid tumors, together with its co-development partner Celltrion, Inc., today announced the submission of an investigational new drug (IND) application to the U.S. Food and Drug Administration (FDA) for ABP-102/CT-P72, a HER2 × CD3 T cell engager engineered with optimized CD3 and HER2 binding to improve tumor selectivity. Pending regulatory clearance, this IND will support the initiation of a phase 1 clinical trial, anticipated to begin in 1H 2026 in patients with HER2-positive cancers including breast and gastric cancers. This submission represents a significant milestone in the companies’ collaborative development of ABP-102/CT-P72 and marks an important advance for Abpro’s broader immuno-oncology pipeline.

Abpro Holdings and CELLTRION, INC. recently presented compelling preclinical results for ABP-102/CT-P72 at the American Association for Cancer Research (AACR) 2025 Annual Meeting and at the Society for Immunotherapy of Cancer (SITC) 40th Anniversary Annual Meeting, highlighting selective activity in HER2-high tumor models and lower activity on cells with normal-tissue–level HER2 expression in preclinical studies. In non-human primates, ABP-102/CT-P72 was well tolerated. Together, these findings support the potential for a favorable therapeutic index in clinical studies.

“We are pleased to advance ABP-102/CT-P72 to IND review; this reflects the strength of our T cell engager platform and the productive collaboration between Abpro and Celltrion throughout development,” said Miles Suk, CEO of Abpro. “This milestone brings us closer to delivering a potentially highly selective therapeutic candidate for patients with HER2-positive solid tumors, including those with limited treatment options. It also underscores the momentum across our broader T-cell-engager platform as we continue to expand and advance a differentiated oncology pipeline.”

Upon FDA authorization to proceed, the planned phase 1 study will evaluate the safety, pharmacokinetics, and preliminary efficacy of ABP-102/CT-P72 in a dose-escalation and dose-expansion format. Data generated from the trial will inform dose selection and guide subsequent clinical development.

About Abpro

Abpro’s mission is to improve the lives of mankind facing severe and life-threatening diseases with next-generation antibody therapies. Abpro is advancing a pipeline of next-generation antibody therapies, for HER2+cancers, non-HER2+ gastric and liver cancer, and wet age-related macular degeneration and diabetic macular edema. These antibodies are developed using Abpro’s proprietary DiversImmune® platform. Abpro is located in Burlington, Massachusetts. For more information, please visit www.abpro.co.

Forward-Looking Statements

This press release includes certain disclosures that contain “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding the timing and advancement of development programs, including the timing and availability of additional data, and expectations regarding the therapeutic benefit of Abpro’s programs, as well as strategic partnerships. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this press release are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, those risks and uncertainties related to the timing and advancement of development programs; Abpro’s ability to continue as a going concern; Abpro’s ability to achieve compliance with Nasdaq listing standards; expectations regarding the therapeutic benefit of Abpro’s programs; that final data from Abpro’s pre-clinical studies and completed clinical trials may differ materially from reported interim data from ongoing studies and trials; Abpro’s ability to efficiently discover and develop product candidates; Abpro’s ability to obtain and maintain regulatory approval of product candidates; Abpro’s ability to maintain its intellectual property; the implementation of Abpro’s business model, including strategic plans for Abpro’s business and product candidates; and other risks identified in Abpro’s filings with the U.S. Securities and Exchange Commission (SEC) including Abpro’s most recent Annual Report on Form 10-K filed with the SEC and subsequent filings with the SEC. Abpro cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Abpro disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this press release represent Abpro’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date.

About Celltrion

Celltrion is a leading biopharmaceutical company based in Incheon, South Korea, that specializes in researching, developing, and manufacturing innovative therapeutics that improve people’s lives worldwide. Celltrion pursues sustainable growth by leveraging its experience and assets in the successful biosimilar business to develop new medicines and healthcare platform technologies. The company works with a sense of duty to advance patients’ wellness and provide them with enhanced access to reliable healthcare. To accomplish this, Celltrion adheres to strong internal ethical standards in its daily operations. To learn more, please visit www.celltrion.com.

Forward-Looking Statement

Certain information set forth in this press release contains statements related to our future business and financial performance and future events or developments involving Celltrion Inc. and its subsidiaries that may constitute forward-looking statements, under pertinent securities laws.

These statements may be also identified by words such as “prepares”, “hopes to”, “upcoming”, “plans to”, “aims to”, “to be launched”, “is preparing”, “once gained”, “could”, “with the aim of”, “may”, “once identified”, “will”, “working towards”, “is due”, “become available”, “has potential to”, the negative of these words or such other variations thereon or comparable terminology.

In addition, our representatives may make oral forward-looking statements. Such statements are based on the current expectations and certain assumptions of Celltrion Inc. and its subsidiaries’ management, of which many are beyond its control.

Forward-looking statements are provided to allow potential investors the opportunity to understand management’s beliefs and opinions in respect to the future so that they may use such beliefs and opinions as one factor in evaluating an investment. These statements are not guarantees of future performance and undue reliance should not be placed on them.

Such forward-looking statements necessarily involve known and unknown risks and uncertainties associated with the company’s business, including the risk factors disclosed in its Annual Report and/or Quarterly Reports, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or results expressed or implied by such statements.

Celltrion Inc. and its subsidiaries undertake no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws.

Investor and Media Contact:

Daniel Kontoh-Boateng
DKB Partners, LLC
Tel: +1-862-213-1398
dboateng@dkbpartners.net

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